Exhibit 99.2

First Quarter 2011 Earnings Results April 20, 2011

Title:Safe Harbor Body:Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2011 sales, shipments, net income, cash flow, and manufacturing realignment transition costs and savings, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.  Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing realignment transition costs; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers.  Investors are also directed to consider other risks and uncertainties discussed in our 2009 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates.  The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. April 2011

First Quarter 2011 Earnings Results April 20, 2011 Scott WineCEO

Title:Q1 2011 Sales and Net Income Q1 Net Income ($ in millions)Q1 Sales ($ in millions)$19.8$47.3+139%$361.7$537.2+49%Q1 2011Q1 2010Q1 2011Q1 2010Record first quarter sales and net income Record first quarter earnings per share of $1.34, up 127% over Q1 2010 Gross margins improved 210 basis points – Including $6.5 million of manufacturing realignment costs Record First Quarter Sales, Net Income and EPS April 2011

Acquisition – Indian Motorcycle Company

Indian Background

Storied history and distinguished heritage:

- First US motorcycle company, founded 1901
- Strong, recognizable American brand
- First major OEM owner in 70 years
- Distinct styling and appeal

Strategic Fit

With Victory and Indian, Polaris will:

- Appeal to 60% of Heavyweight buyers
- Build stronger, more profitable dealer network
- Create infrastructure economies of scale
- Develop new, iconic Indian products

Projected Indian Revenue Progression



Global Distribution Expansion
Heritage Bike Re-Launch
Product Improvement
~$11M
2010
2016

N.A. Heavyweight Motorcycle Segments



Weekend Riders 11%
Performance Enthusiasts 21%
Everyday Riders 15%
Show Offs 14%
Die Hards 39%
Indian MOTORCYCLE

~ $4B Market



Chief Classic



Chief Vintage

April 2011 5

Title:Strategic Progress Continues…$1.6 Billion $3.0 Billion Grow Sales $3 Billion by 2014 Expand Net Income Margins>8% of sales by 2014 Execution on Track Q1 2011 Progress 3-5 Year Strategic Initiatives Best in Powersports PLUS 5-8% organic growth Growth Through Adjacencies$100 - 300M growth  Global Market Leadership>25% of Polaris revenueOperational Excellence>200 bpts operating margin improvementStrong Financial PerformanceSustainable, profitable growth Net income margin >8% Sales up 49% Net Income +139% / EPS +127% Net income margin up 330 bpts to 8.8% Grew #1 market share position in ORVNew Ranger RZR XP 900 retailing rapidlyInnovation pipeline remains robustNine new MY ‘12 Snowmobiles introduced Completed Indian Motorcycle acquisitionBobcat sales & retail demand increasingMilitary sales up significantly International sales up 21% Side-by-Side and Victory presence growingEuropean Headquarters established Gross profit margins up 210 bpts Monterrey plant to begin shipments in Q2LEAN journey ongoing with strong results   6.5% >8.0% 2009 2009 2014 2014 April 2011

Total Company Sales (in millions) Diluted EPS Title:Full Year 2011 Guidance $1,991 Up 17% to 20% $2,330 to $2,3902010 Actual2011 Guidance$4.28Up 29% to 33%$5.53 to $5.682010 Actual2011 Guidance2011 Sales & EPS Projections RaisedRetail sales growth continues to outdistance the industry Net income dollars projected up 35% to 39% - Net income margin improvement accelerating Diluted EPS expected to be up 29% to 33% - EPS expected in $5.53 to $5.68 range April 2011

First Quarter 2011 Earnings ResultsApril 20, 2011 Bennett MorganPresident & COO

Title: Q1 2011 Revenue & N.A. Retail Sales Growth Remains Strong Revenue (Million $)Polaris N.A. Retail Sales (Units) $361.7$137.6$3.4$19.6 $14.9$537.2+13%+12%-4%+25%+49%Q1 side-by-side Retail Sales and Revenue again up significantly Polaris Revenue and N.A. Retail Sales continue to outperform industry International, PGA, Bobcat & Military growth contributing significantly to revenue increase above N.A. retail Overall Dealer inventory at optimal level - down 7% April 2011

Title: Off-Road Vehicle Division New! RANGER RZR XP 900Polaris Sales (millions)FY 2011 Guidance FY 2010Q1 2011Q1 2010 $250.4+35% $1,376.4+55% $388.0#1 in ORV - Gained significant share in SxS and ATVs again New Ranger RZR XP 900 launch in January selling very well International ORV sales increased 20% Total ORV dealer inventory down slightly from last year2011 ProjectionQ1 Industry Estimate Down low-to mid-single digits N.A. ORV Industry Continued Strong Market Share Gains in Q1 April 2011+ Upper teens %About-5%Q1 2011 Summary

Adjacencies

Bobcat Strategic Alliance



Bobcat vehicle retail momentum increasing

Co-developed vehicle on-track to push further into work side-by-sides

Bobcat Partnership –

Progressing well

Military



Shipped initial vehicles under $67M National Guard contract in Q1

Received 1st Air Guard order

Gaining traction in International markets with military products

Received $5M order for Afghan National Security Forces – shipping in Q2

Polaris Defense –

Gaining momentum

April 2011

11

Snowmobile Division

POLARIS

Polaris Sales (millions)



$5.6
+61%
$8.9
+5%
$188.9
Up about 30%
Q1 2010
Q1 2011
FY 2010
FY 2011 guidance

N.A. Snowmobile Industry Sales



-22%
+7%
Season-end 3/31/10
Season-end 3/31/11

Q1 2011 Summary

- Strong retail sales performance – Polaris N.A. retail up 31% for the season
- Clear #2 in market share; largest share gaining OEM for season
- Quality issues resolved
- Dealer inventory down 41% - lowest levels since 1995
- Introduced 9 new MY '12 models
  - Expanded PRO-RIDE progressive rate rear suspension technology
  - Introduced industry's first Adventure sled, the Switchback Adventure



Switchback Adventure

Strong Season Performance

April 2011

12

On-Road Division – Victory / LEV

Polaris Sales (millions)


$25.4
+77%
$44.9
Q1 2010
Q1 2011
+55%
$81.6
Over
+50%
FY 2010
FY 2011
guidance

N.A. Motorcycle Industry 1400cc+


Down low-single digits
Down low-single digits
Q1 2011
2011 Projection

Q1 2011 Summary

Worldwide Victory retail sales increased modestly
- N.A. unit retail sales down slightly
- International unit retail sales up significantly

Dealer Inventory about flat with 2010

New High-Ball bike tracking well to expectations
- begins shipping in Q2

Added 10 net new dealers in Q1



New Victory High-Ball™

Improvements Continue

April 2011
13

Title: PG&A Highest Margin Business Continues to Grow & Deliver Polaris Sales (millions) Q1 2011 PG&A Growth by Product line Q1 2011 PG&A Revenue by Product Category Aus/NZ 13% Parts 54% Accessories 44% Apparel 2% $80.4 +19% $95.3 FY 2011 guidance FY 2010 Q1 2011 Q1 2010 +10% $344.3 Margins remain strong. Total inventory turns up 5%; accessory turns up 20%+ International PG&A Sales up 14% + low teens % April 2011 ORV Snow On-Road Other +22% +12% +34% +10% Q1 2011 Summary

Title: International Division International Investment & Expansion Continuing $75.1 +21% $91.1 +21%$305.9 Polaris Sales (millions) Q1 2011Revenue by Geography Q1 2011 Revenue by Business FY 2011guidance FY 2010 Q1 2011 Q1 2010 ME / Africa 9% Latin America 8% Asia 1% Aus/NZ 12% Europe 70% Off-Road Vehicles 64% On-Road Vehicles 8% PG&A 18% Snow 10% Profitable global growth of 21% - growth from all regions: EMEA, Asia Pacific, Latin AmericaSide-by-Side sales up over 50%, primarily in EuropeOn-Road / Victory sales up 59%; gaining shareEMEA Headquarters opened in SwitzerlandRemain clear ORV market share leader in Europe Up 15% to 20% April 2011 Q1 2011 Summary

Manufacturing Realignment





Goal: 3 Manufacturing Centers of Excellence in Roseau, Spirit Lake and Monterrey

Monterrey building is complete on-time and on budget; 100% occupancy

Production of *RANGER* product began in April; shipments to begin in Q2

Roseau tube fabrication transition is on track

Osceola transition progressing

- Sold in-place stamping operations and outsourced seat manufacturing transitioning well
- Snowmobile & Motorcycle Engine production to remain at Osceola under Polaris

World Class Manufacturing Facility

April 2011

16

Title: Impact of Japan crisis on material supply Fuji Tokyo Less than 10% of cost of sales comes from JapanPolaris global supply chain less dependent than competitors and automotiveAbout 40% of Polaris engines are produced by Fuji  Facility damage is minimalEngines are being produced and shipping to our requirements to-dateMonitoring impact on all Tier 1 and sub-suppliers.  Minimal impact detected to-dateCurrently have supply to support production through end of May – no critical supply issues have emerged Map not to scale Tsunami Impact Area No Significant Supply Issues Have Emerged April 2011

Operational Excellence - Q1 2011 Margins

POLARIS

Gross Margins


+210 bpts
26.2%
28.3%
Q1 2010
Q1 2011

Net Income as a Percent of Sales


5.5%
+2.1%
+2.3%
+0.6%
-1.7%
8.8%
Q1 2010
Gross Margin
Operating Expense
Other Non-Operating Income
Income Taxes/ Other
Q1 2011

Gross margins continue to improve driven by:
- Continued value engineering investment and sourcing strategies
- Higher selling prices and currency benefits

Quality is improving – warranty claims down 20% in Q1

Net income margins at record highs

Have deferred and/or mitigated significant commodity inflation to-date.
- Expect modest pressure in balance of year for steel, aluminum, plastic, and diesel

Expect Gross and Net Income Margins to Expand Again in 2011

April 2011
18

First Quarter 2011 Earnings ResultsApril 20, 2011 Mike MaloneV.P. Finance and CFO

Title:2011 Full Year Revised Guidance  METRIC GUIDANCE Product Line Sales   - Off-Road Vehicles   - Snowmobiles   - On-Road Vehicles   - PG&A   - InternationalTotal Company SalesGross MarginsOperating expensesIncome TaxesNet IncomeEPS, DilutedShare Count Upper teens %Up about 30%Up over 50%, againUp low teens %Up 15% to 20%Up 17% to 20% Up to 90 bpts improvement Down as a percent of sales34.0% to 34.5% of pretax income Up 35% to 39% $5.53 - $5.68 (+29% to +33%)Increase over 2010 April 2011

Title: Gross Profit Margin Percentage Trends Actual Q1 2010 Actual Q1 2011 Full Year Guidance 2011 Prior Period 24.5% 26.2% 26.6% Production volume adjustments Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix Manufacturing realignment N/A Warranty costs Tooling amortization Sales promotional costs Current period 26.2% 28.3% Up to 27.5% Change +170 bpts +210 bpts Up to +90 bpts Improvement to gross profit margin %  Impairment to gross profit margin % Neutral to gross profit margin % April 2011

Title: Manufacturing Realignment Cost Charged to P&L (in millions) Aus/NZ 13% Capital Expenditures (in millions) Savings (in millions) Anticipated annualized savings upon completion 2011 anticipated savings in 2nd half $24 - $26 $12 - $14 $7 $35 $7 $30+ Estimated Total FY 2011 Guidance Q1 2011Actual $23 - $25 FY 2012 Estimate FY 2012 anticipated savings Estimated Total Capital FY 2011 Guidance FY 2012 Estimate April 2011 Q1 2011Actual Costs & savings projections unchanged Majority of costs incurred through 1st half of 2011 Savings begin in 2H 2011Snow and motorcycle engine production to remain in Osceola; change not material to projections Manufacturing Realignment Remains on Plan April 2011

Title: Balance Sheet and Liquidity Profile   $ In millions (except per share and interest rate data) Q1 2011 Fav (Unfav) Q1 2010 2011 Full Year Guidance Cash $345.9 $221.5 Increase Total Debt – ending $200.0 $0.0 $100 private placement Credit Facility (expires December 2011) $450.0 -- TBD Debt Interest Rate - ending (variable) 0.64% 0.12% Increasing with private placement Factory Inventory $244.4 ($64.1) Lower $ and better turns than 2010 Capital Expenditures $19.0 ($10.8) $70 to $80 (includes manufacturing realignment) Depreciation & Amortization $18.8 $2.7 $65 to $70 Operating cash flow $4.8 $1.0 Increase slightly Dividend $0.45  per share $0.05 per share Increased 13% to $1.80 per share Retail Credit  – Approval Rate– Penetration Rate 57% 35% +4% pts +2% pts Slightly improved Stabilized Strong Financial Position April 2011

First Quarter 2011 Earnings Results April 20, 2011 Scott WineCEO

Excellent Start to 2011

POLARIS

Powersports momentum continues

- Ranger & RZR performance is strong, industry improving
- Snow share gains and orders point to significant sales and profit growth
- Victory global growth plans on track

Manufacturing realignment on plan

- Monterrey plant began Ranger production in early April; engine production will begin this summer
- Snow & Victory engines to remain at Osceola, WI plant
- Project costs and savings adhering to budget

Commodity costs slightly higher than budget, but manageable

- Operational Excellence and LEAN initiatives will help offset increases
- Japanese supply chain challenges closely watched, under control

Adjacency strategy gaining velocity

- Indian brand offers great potential; execution requirements perfect fit for Polaris capabilities
- Military and Bobcat will post significant year over year growth

International growth and expansion ongoing

- All regions generated revenue growth in Q1

Expect Record Performance in 2011

April 2011

25

Thank you.  Q & A Polaris Industries Inc. April 2011